Consolidated Statements Of Cash Flows Supplemental Schedule A (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Estimated net fair value of assets acquired and liabilities assumed at the date of acquisition was as follows:
Working capital, net (excluding cash and cash equivalents)	$ 306
Property, plant and equipment	1,938
Goodwill and other intangible assets	17,993
Deferred income taxes	(1,171)
Long-term liabilities	(6,893)
Estimated net fair value of assets acquired and liabilities assumed	$ 12,173